SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 22, 2013

BellaVista Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-30507	94-3324992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15700 Winchester Blvd., Los Gatos, CA 95030	95030
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(408) 354-8424

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On July 22, 2013, Bella Vista Capital, Inc. (the “Company”) dismissed PMB Helin Donovan, LLP (“PMB”) as the Company’s independent registered public accounting firm. The engagement of a new independent registered public accounting firm was approved by the Company’s Board of Directors on July 23, 2013.

PMB’s reports on the Company’s financial statements for the fiscal years ended September, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has not yet filed its annual report for the fiscal year ended September 30, 2012. Accordingly, not all the disclosure required by Item 304(a)(1) and Item 304(a)(2) is included herein for such fiscal year.

During the fiscal years ended September 30, 2010 and 2011, and the subsequent interim period through the dismissal of PMB on July 22, 2013, (i) there were no disagreements between the Company and PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On July 19, 2013, the Company provided PMB with a copy of the disclosure it is making in response to Item 4.01 on this Current Report on Form 8-K (this “Report”), and requested that PMB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PMB agrees with the statements made by the Company in this Report. A copy of the letter, dated July 22, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Report.

On July 23, 2013, the Company’s audit committee approved the engagement of RBSM LLP (“RBSM”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2012.

During the fiscal years ended September 30, 2010 and 2011, and the subsequent interim period through July 23, 2013, the date of the engagement of RBSM, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

Exhibits.

The following exhibit is filed as part of this Report.

Exhibit Number	Description

16.1	Letter from PMB Helin Donovan, LLP dated July 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2013	BellaVista Capital, Inc.
By: /s/ William Offenberg
William Offenberg, Chief Executive Officer